Exhibit 4(n)

                                LETTER OF TRANSMITTAL

                               To Accompany Shares of
                        $2.00 No Par Preferred Stock, Series A
                    (Involuntary Liquidation Value $25 Per Share)
                                          of
                            FLORIDA POWER & LIGHT COMPANY
                         Tendered Pursuant to the Prospectus
                                 Dated July ___, 1995


          ________________________________________________________________
          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST ___, 1995, UNLESS THE EXCHANGE OFFER IS EXTENDED.
          ________________________________________________________________


                                The Exchange Agent is:

                   The Chase Manhattan Bank (National Association)

                                       BY HAND:

                         Office Hours:  9:00 a.m.   5:00 p.m.
                                 (New York City Time)
                         1 Chase Manhattan Plaza (Floor 1-B)
                              Nassau and Liberty Streets
                              New York, New York  10081


                                BY OVERNIGHT COURIER:

                        c/o Chase Securities Processing Corp.
                                Ft. Lee Executive Park
                            1 Executive Drive (6th Floor)
                              Ft. Lee, New Jersey  07024


                                       BY MAIL:

                                       Box 3032
                               4 Chase MetroTech Center
                              Brooklyn, New York  11245

                                Facsimile Transmission
                                    (201) 592-4372
                           (For Eligible Institutions Only)

            Confirm Receipt of Notice of Guaranteed Delivery by Telephone:
                                    (201) 592-4370

                                Shareholder Inquiries:
                              (800) 355-2663 (Toll Free)


               DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

               List below the shares of Preferred Stock to which this Letter of Transmittal relates. If the space below is inadequate, the number of shares of $2.00 Preferred Stock tendered should be listed on a separate signed schedule attached hereto.


          _________________________________________________________________
                            DESCRIPTION OF SHARES TENDERED
          _________________________________________________________________

          Name(s) and Address(es) of Registered Holder(s)
          (Please fill in exactly as name(s) appear(s)
          on certificate(s))
          _________________________________________________________________







          _________________________________________________________________
          Shares Tendered
          (Attach additional signed list if necessary)
          _________________________________________________________________
          Certificate    Total Number of          Number of
          Number(s)*     Shares Represented       Shares
                         by Certificate(s)*       Tendered**
          _________________________________________________________________
          _________________________________________________________________
          _________________________________________________________________
          _________________________________________________________________
          _________________________________________________________________
          Total Shares
          _________________________________________________________________
          * Need not be completed by shareholders tendering by book-entry transfer.
          ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Exchange Agent are being tendered. See instruction 4.



               The undersigned acknowledges receipt of the Prospectus dated July ___, 1995 (the "Prospectus") of Florida Power & Light Company (the "Company") which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes the Company's offer (the "Exchange Offer") to exchange its _____% Quarterly Income Debt Securities (Subordinated Deferrable Interest Debentures, Due _____) (the "QUIDS") for its 5,000,000 outstanding shares of $2.00 No Par Preferred Stock, Series A (Involuntary Liquidation Value $25 Per Share) (the "$2.00 Preferred Stock"). Exchanges will be effected on the basis of $25 principal amount of QUIDS for each share of $2.00 Preferred Stock validly tendered and accepted for exchange in the Exchange Offer.


               The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE
                  PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW

                              The Information Agent is:
                                      GEORGESON
                                    & COMPANY INC.
                                  Wall Street Plaza
                              New York, New York  10005

                           Banks and Brokers call collect:
                                    (212) 440-9800

                              All others call toll-free:
                                    (800) 223-2064


               DO NOT SEND ANY CERTIFICATES TO GOLDMAN, SACHS & CO., LEHMAN BROTHERS, GEORGESON & COMPANY INC. OR TO FLORIDA POWER & LIGHT COMPANY.


               This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under "The Exchange Offer Procedures for Tendering" in the Prospectus.

               If delivery of the Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at a Book-Entry Transfer Facility, an Agent's Message must be received and tenders of Shares must be effected in accordance with such Book-Entry Transfer Facility's Automated Tender Offer Program or other similar procedures ("ATOP") set forth in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering - Book Entry Transfer".

               The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined in the Prospectus) which states that such Book-Entry Transfer Facility's has received an express acknowledgment from a participant tendering Shares that are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that FPL may enforce the terms of this Letter of Transmittal against such participant.

               Unless the context requires otherwise, the term "Holder" (a) with respect to the $2.00 Preferred Stock, means (i) any person in whose name $2.00 Preferred Stock is registered on the books of The First National Bank of Boston or (ii) any other person who has obtained a properly completed stock power from the registered Holder or (iii) any person whose beneficially-owned shares of $2.00 Preferred Stock are held of record by a Book-Entry Transfer Facility who desires to deliver such $2.00 Preferred Stock by book-entry transfer at a Book-Entry Transfer Facility, and (b) with respect to any other security, means the person in whose name such security is registered on the books of the security registrar with respect thereto.

               Holders who cannot deliver their Shares and all other documents required hereby to the Exchange Agent by the Expiration Date (as defined in the Prospectus) must tender their Shares pursuant to the guaranteed delivery procedure set forth under
          "The Exchange Offer   Procedures for Tendering" in the
          Prospectus. See Instruction 2. Delivery of documents to the Company or to a Book-Entry Transfer Facility does not constitute a valid delivery.

                 (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

          [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

          Name of tendering institution ___________________________________

          Check applicable box:  [ ] DTC  [ ] MSTC  [ ] PDTC

          Account No.______________________________________________________

          Transaction Code No. ____________________________________________

          [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

          Name(s) of tendering shareholder(s) _____________________________

          Date of execution of Notice of Guaranteed Delivery ______________

          Name of institution that guaranteed delivery ____________________

          If delivery is by book entry transfer:
          Name of tendering institution  __________________________________

          Account no. ___________ at [ ] DTC  [ ] MSTC  [ ] PDTC

          Transaction code no. ____________________________________________

                      NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

          Ladies and Gentlemen:


              The undersigned hereby tenders to the Company, the above-described shares of $2.00 Preferred Stock (the "Shares") pursuant to the Company's offer to exchange QUIDS for its 5,000,000 outstanding shares of $2.00 Preferred Stock, on the basis of $25 principal amount of QUIDS for each share of $2.00 Preferred Stock, upon the terms and subject to the conditions of the Exchange Offer, as described in the Prospectus, dated July __, 1995, receipt of which is hereby acknowledged, and in this Letter of Transmittal.



               Subject to, and effective upon, acceptance for exchange by the Company of the Shares tendered herewith and the issuance of the QUIDS in exchange therefor, and in accordance with the terms and subject to the conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after August __, 1995 (collectively, "Distributions")) and constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares and all Distributions for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Exchange Offer.


               The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when and to the extent the same are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions.

               All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


               Tenders of Shares pursuant to any one of the procedures described under "The Exchange Offer Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for exchange of Shares tendered pursuant to the Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.



               Under certain circumstances set forth in the Exchange Offer, the Company may terminate or amend the Exchange Offer or may not be required to accept tender of any of the Shares tendered hereby. In such event, certificate(s) for any Shares not accepted for tender will be returned to the undersigned.



               Unless otherwise indicated under "Special Issuance Instructions," please register beneficial ownership of the QUIDS being issued in exchange for the Shares tendered and/or return any Shares not tendered or not exchanged, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the QUIDS in exchange for the Shares tendered and/or any certificates for Shares not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please register beneficial ownership of the QUIDS being issued, and deliver any cash payment in exchange for the Shares tendered and/or return any Shares not tendered or not exchanged in the name(s) of, and mail said QUIDS and/or any certificates to, the person(s) so indicated. The Company has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Shares so tendered.


                                   _______________

          [ ] IF ANY OF THE CERTIFICATES REPRESENTING THE SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, CHECK THIS BOX AND SEE INSTRUCTION 12. PLEASE FILL OUT THE REMAINDER OF THIS LETTER OF TRANSMITTAL AND INDICATE HERE THE NUMBER OF SHARES REPRESENTED BY THE LOST OR STOLEN CERTIFICATES. ___________ (NUMBER OF SHARES)



          _________________________________________________________________
          SPECIAL ISSUANCE INSTRUCTIONS
          (See Instructions 2, 5, 6 and 7)
          _________________________________________________________________

               To be completed ONLY if beneficial ownership of the QUIDS issuable upon exchange of Shares tendered and/or certificates for Shares not tendered or not exchanged are to be issued in the name of someone other than the undersigned.



          Issue [ ] beneficial ownership of QUIDS and/or [ ] certificate(s) to:


          Name ____________________________________________________________
          _________________________________________________________________
                                    (Please print)

          Address _________________________________________________________
          _________________________________________________________________
                                  (Include Zip Code)
          _________________________________________________________________
                   (Taxpayer Identification or Social Security No.)
          _________________________________________________________________


          _________________________________________________________________
          SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 5,6 and 7)
          _________________________________________________________________

               To be completed ONLY if the QUIDS and the Payment in Lieu of Accumulated Dividends issuable upon exchange of Shares tendered and/or certificates for Shares not tendered or not exchanged are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).



          Mail [ ] QUIDS and the Payment in Lieu of Accumulated Dividends and/or [ ] certificate(s) to:


          Name ____________________________________________________________
          _________________________________________________________________
                                    (Please print)

          Address _________________________________________________________
          _________________________________________________________________
                                  (Include Zip Code)
          _________________________________________________________________





          _________________________________________________________________
                             NOTICE OF SOLICITED TENDERS
                                 (see Instruction 10)


               The Company will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $0.50 per $25 principal amount of QUIDS issued in respect of Shares solicited by it and accepted in the Exchange Offer.


               The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

          Name of Firm: ___________________________________________________
                                    (Please Print)

          Name of Individual Broker or Financial Consultant: ______________

          Identification Number (if known): _______________________________

          Address: ________________________________________________________
                                  (Include Zip Code)

               THE FOLLOWING TO BE COMPLETED ONLY IF CUSTOMER'S SHARES HELD IN NOMINEE NAME ARE TENDERED.

               Name of Beneficial Owner      Number of Shares Tendered

                        (Attach additional list if necessary)

               _______________________       _________________________
               _______________________       _________________________
               _______________________       _________________________


               The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Exchange Offer; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

               The payment of compensation to any Soliciting Dealer is dependent on the return of a Notice of Solicited Tenders to the Exchange Agent.
          _________________________________________________________________





          _________________________________________________________________
                            TENDERING HOLDER(S) SIGN HERE
                            (See Instructions 5, 6 and 8)
                     (Please complete Substitute Form W-9 below)

          >________________________________________________________________
                              Signature(s) of Holder(s)

          >________________________________________________________________

          Dated  ____________, 1995

          Name(s)  ________________________________________________________
                                    (Please Print)
          _________________________________________________________________

          Capacity (full title)  __________________________________________

          Address  ________________________________________________________
                                  (Include Zip Code)
                   ________________________________________________________

          Area Code and Telephone No. _____________________________________

          Taxpayer Identification No.  ____________________________________

          (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                              GUARANTEE OF SIGNATURE(S)
                              (See Instructions 1 and 5)
                                    (If Required)

          Name of Firm ____________________________________________________

          Authorized Signature ____________________________________________

          Dated ___________, 1995
          _________________________________________________________________




                                     INSTRUCTIONS

          FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

               1.   GUARANTEE OF SIGNATURES.   Except as otherwise provided
          below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., (the "NASD") or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

               2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "The Exchange Offer Procedures for Tendering" in the Prospectus. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Prospectus). Shareholders who cannot deliver their Shares and all other required documents to the Exchange Agent on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under "The Exchange
          Offer Procedures for Tendering" in the Prospectus. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by the Company (with any required signature guarantees) must be received by the Exchange Agent on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent within ___ New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "The Exchange Offer Procedures or Tendering" in the Prospectus.

               THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING
          SHAREHOLDERS. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

               No alternative, conditional or contingent tenders will be
          accepted.  See "The Exchange Offer   Terms of the Exchange Offer"
          in the Prospectus. By executing this Letter of Transmittal (or facsimile thereof), the tendering Holder waives any right to receive any notice of the acceptance for exchange of the Shares.

               3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

               4. PARTIAL TENDERS. If fewer than all the Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Issuance Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Exchange Offer (or, in the case of Shares tendered by book-entry transfer, such Shares will be credited to an account maintained at a Book-Entry Transfer Facility). All Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

               5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

               If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

               If any of the Shares tendered hereby is registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.


               If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless beneficial ownership of QUIDS issued in exchange for such Shares is to be registered in the name of, or Shares not tendered or not exchanged are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.


               If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

               If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.


               6. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the exchange and transfer of any Shares to it or its order pursuant to the Exchange Offer. If, however, beneficial ownership of QUIDS issued in exchange for Shares tendered is to be registered in the name of, or Shares not tendered or not exchanged are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be charged directly to the registered holder unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Fees and Expenses; Transfer Taxes" in the Prospectus. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.



               7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If beneficial ownership of the QUIDS issuable upon exchange of Shares is to be registered in the name of, and/or any Shares not tendered or not exchanged are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the QUIDS issuable upon exchange of Shares and/or any certificates for Shares not tendered or not exchanged are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for exchange returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.



               8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering shareholder is required to provide the Exchange Agent with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering shareholder to 31% federal income tax backup withholding on payments with respect to the QUIDS. The box in
          Part 2 of Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Exchange Agent is not provided with a TIN by the time of exchange, the Exchange Agent will withhold 31% on all payments thereafter until a TIN is provided to the Exchange Agent.


               9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Prospectus, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Managers and such copies will be furnished promptly at the Company's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Exchange Offer.


               10. SOLICITED TENDERS. The Company will pay a solicitation fee of $0.50 per $25 principal amount of QUIDS issued in respect of Shares tendered and accepted for exchange pursuant to the Exchange Offer, covered by the Letter of Transmittal which designates, in the box captioned "Notice of Solicited Tenders," as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including the Dealer Managers in their capacity as dealers or brokers, which is a member of any national securities exchange or of the NASD, (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer or, in the case of guaranteed delivery, a Notice of Solicited Tenders, properly completed and duly executed by such Soliciting Dealer, is received by the Exchange Agent within the time specified in the Prospectus. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing Holder (other than itself). No such fee shall be payable to a Soliciting Dealer with respect to shares of $2.00 Preferred Stock tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Exchange Agent, the Information Agent or the Dealer Managers for purposes of the Exchange Offer except that in any jurisdiction where the securities, blue sky, or other laws require the Exchange Offer to be made by or through a licensed broker or dealer, the Exchange Offer is being made on behalf of the Company by the Dealer Manager or one or more registered brokers or dealers licensed under the law of such jurisdiction.


               11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for exchange of or exchange for Shares that may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions to the Exchange Offer or any defect or irregularity in any tender of Shares and the Company's interpretation of the terms and conditions of the Exchange Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Managers, the Exchange Agent, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived by the Company.

               12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing a lost or destroyed certificate have been followed.

               IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS).


                              IMPORTANT TAX INFORMATION


          IMPORTANT REPORTING AND BACKUP WITHHOLDING


               In general, payments to a U.S. Holder of principal and interest with respect to the QUIDS, and payments to a U.S. Holder of the proceeds of the sale of the QUIDS, will be subject to U.S. information reporting requirements. Subject to certain exceptions, such payments will be subject to U.S. backup withholding at a rate of 31% unless the U.S. Holder provides a taxpayer identification number ("TIN"). The TIN is the Holder's social security number in the case of an individual and the employer identification number in the case of corporations and other entities. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance.



               In general, payments to a non-U.S. Holder of principal and interest with respect to the QUIDS, and the proceeds of the sale of the QUIDS, will be subject to U.S. information reporting requirements and U.S. backup withholding tax at a rate of 31%, unless the non-U.S. Holder certifies its non-U.S. status under penalties of perjury or otherwise establishes an exemption.


               Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

          METHOD OF PROVIDING TIN AND CERTIFYING NON-U.S. STATUS

               A U.S. shareholder must notify the Exchange Agent of his or her correct TIN by completing the Substitute Form W-9 attached hereto, certifying that: (i) the TIN provided on the Substitute Form W-9 is correct; (ii) the shareholder is not subject to backup withholding because either (A) such shareholder has not been notified by the Internal Revenue Service ("IRS") that backup withholding applies, or (B) the IRS has notified the shareholder that he or she is no longer subject to backup withholding; and
          (iii) all other information provided on the Substitute W-9 is correct.

               A non-U.S. shareholder must certify as to its non-U.S. status by submitting to the Exchange Agent a properly completed Form W-8. A Form W-8 may be obtained from the Exchange Agent.

               If the Exchange Agent is not provided with the correct TIN or properly completed FormW-8, the shareholder may be subject to a $50 penalty imposed by the IRS.


          _________________________________________________________________
                                   Payer's Name:
          _________________________________________________________________

          SUBSTITUTE

          Form W-9

          Department of the Treasury
          Internal Revenue Service

          Payor's Request for Taxpayer Identification Number (TIN) and Certification
          _________________________________________________________________
          PART 1 PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
          _________________________________________________________________
          Social Security Number OR Employee Identification Number
          TIN _____________________
          _________________________________________________________________
          Name (Please Print) _____________________________________________

          Address _________________________________________________________

          City __________     State ____      Zip Code___________
          _________________________________________________________________
          PART 2
          Awaiting TIN [ ]

          _________________________________________________________________
          PART 3 - CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I
          CERTIFY THAT:

          (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to so in the near future).
          (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and
          (3) all other information provided on this form is true, correct and complete.
          _________________________________________________________________
          SIGNATURE ____________________________ DATE: ____________________

          You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

          NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.


          _________________________________________________________________
                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.

          Signature _________________________________ Date __________, 1995
          _________________________________________________________________

                              The Information Agent is:
                                      GEORGESON
                                    & COMPANY INC.
                                  Wall Street Plaza
                              New York, New York  10005

                           Banks and Brokers call collect:
                                    (212) 440-9800

                              All others call toll-free:

                                    (800) 223-2064

                               The Dealer Managers are:

                                 Goldman, Sachs & Co.
                                   85 Broad Street
                               New York, New York 10004

                              (800) 838-3182 (Toll Free)

                                   Lehman Brothers
                               3 World Financial Center
                               New York, New York 10285

                              (800) 438-3242 (Toll Free)